Execution Copy
ASSIGNMENT AND ASSUMPTION AGREEMENT
     This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is entered into this 9th day of October 2007 (the “Execution Date”) by and among TRANSMONTAIGNE INC., a Delaware corporation (“Assignor”), MORGAN STANLEY CAPITAL GROUP INC., a Delaware corporation (“Assignee”), and DELEK US HOLDINGS, INC., a Delaware corporation (“Delek”) (each of the foregoing referred to herein individually as a “Party” or collectively as the “Parties”).
WITNESSETH:
     WHEREAS, Assignor and Delek are parties to that certain Stock Purchase Agreement, dated as of July 12, 2007, as amended by that certain First Amendment of even date herewith (collectively, the "Stock Purchase Agreement”), pursuant to which Assignor sold to Delek certain shares of common stock of Lion Oil Company owned by Assignor in exchange for cash and 1,916,667 shares of Common Stock of Delek (the “Delek Shares”);
     WHEREAS, pursuant to the Stock Purchase Agreement and simultaneously with the issuance to Assignor of the Delek Shares, Assignor and Delek entered into that certain Registration Rights Agreement, effective as of August 22, 2007 (the “Registration Rights Agreement”), pursuant to which Delek granted certain registration rights (the “Registration Rights”) to Assignor in connection with the Delek Shares;
     WHEREAS, Assignor desires to transfer and assign the Delek Shares to Assignee (the “Share Transfer”);
     WHEREAS, in connection with the Share Transfer, Assignor wishes to assign and transfer all of Assignor’s rights and obligations under the Registration Rights Agreement to Assignee and Assignee wishes to assume all such rights and obligations;
     WHEREAS, Section 2.1(h) of the Registration Rights Agreement requires Assignor to provide prior written notice to Delek with respect to any such assignment of Assignor’s rights and obligations under the Registration Rights Agreement; and
     WHEREAS, it is the intention of the Parties to reflect their understanding and agreements with respect to the Share Transfer and simultaneous transfer of the Registration Rights pertaining thereto by the execution and delivery of this Agreement.
     NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
     1. Definitions. Each capitalized term used but not defined herein (including in the recitals above) shall have the meaning ascribed thereto in the Registration Rights Agreement and Stock Purchase Agreement, as applicable.
     2. Share Transfer.
a.	Assignor hereby agrees to transfer and assign to Assignee all of Assignor’s right, title and interest in, to and under the Delek Shares.

b.	Simultaneously with the execution hereof, Assignor shall deliver to Assignor original certificates representing the Delek Shares, duly endorsed in blank or accompanied by stock transfer powers duly executed in blank or other appropriate transfer instruments;

c.	(i) Each certificate representing the Delek Shares will be endorsed with the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND ARE “RESTRICTED SECURITIES” AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR (II) IN COMPLIANCE WITH RULE 144 OR (III) OTHERWISE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE SECURITIES LAWS BASED ON AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THAT CERTAIN STOCK PURCHASE AGREEMENT DATED JULY 12, 2007, AS MAY BE AMENDED FROM TIME TO TIME, BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS, HER OR ITS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.”

,and any other legends required by applicable securities Laws or the Registration Rights Agreement.

(ii)	Assignor may instruct its transfer agent not to register the transfer of the Delek Shares, unless the conditions specified in the foregoing legends are satisfied.
     3. Assignment of Registration Rights. Upon the terms and subject to the conditions set forth in this Agreement and the Registration Rights Agreement, Assignor hereby irrevocably assigns, transfers and sets over to Assignee all of Assignor’s right, title and interest in, to and under the Registration Rights Agreement (the “Assignment of Rights”). Assignor agrees to take such actions and to execute and deliver such instruments and agreements as may be necessary to complete, confirm, record or perfect the Assignment of Rights made hereby.
     4. Assumption of Registration Rights Agreement. Upon the terms and subject to the conditions set forth in this Agreement, Assignee hereby accepts the foregoing Assignment of Rights and assumes, accepts, and agrees to pay, perform, discharge, and satisfy in full as and when due, all of the obligations of Assignor under the Registration Rights Agreement, and as such to comply with and be bound by the terms and provisions of the Registration Rights Agreement. Assignee hereby further acknowledges that it has received a copy of the Registration Rights Agreement and all schedules and exhibits thereto and that it has read and understands the scope and effect of the provisions of the Registration Rights Agreement.

     5. Consent to Assignment.
a.	Delek hereby consents to the assignment by Assignor to Assignee of all of Assignor’s rights and obligations under the Registration Rights Agreement upon the terms and subject to the conditions set forth in this Agreement and the Registration Rights Agreement.

b.	Notwithstanding any provision in this Agreement to the contrary, neither the Share Transfer nor the Assignment of Rights shall release, diminish or discharge Assignor from any of its Liabilities pursuant to or arising from the Stock Purchase Agreement or the Registration Rights Agreement.
     6. Transfer Restrictions. Assignee hereby acknowledges that transfer of the Delek Shares by Assignor to Assignee as contemplated herein is subject in all respects to any and all transfer restrictions applicable to the Delek Shares pursuant to the Stock Purchase Agreement and federal and state securities laws (including the Securities Act of 1933, as amended (the "Securities Act”), and rules and regulations promulgated thereunder). Without limiting the generality of the preceding sentence, Assignee acknowledges that the Delek Shares are subject to certain restrictions pursuant to Section 6.4 of the Stock Purchase Agreement (collectively, the “Transfer Restrictions”) and Assignee hereby agrees and acknowledges that (i) the Share Transfer shall not alter, diminish or impair the Transfer Restrictions, (ii) Assignee assumes, accepts, and agrees to comply with and be bound by the Transfer Restrictions to the same extent as if the Transfer Restrictions were originally applicable to Assignee, and (iii) Assignee has received a copy of the Stock Purchase Agreement and all schedules and exhibits thereto and that it has read and understands the scope and effect of the provisions of Section 6.4 of the Stock Purchase Agreement.
     7. Short Sales. Prior to the earlier to occur of (i) the effective date of a registration statement covering the resale of the Delek Shares or (ii) the date such registration statement was required to have been declared effective following the request of the holders of the registration rights in accordance with the terms of the Registration Rights Agreement, Assignee shall not engage, directly or indirectly, in any Short Sales involving Delek Common Stock.
     8. Claims Against Assignor. The Parties agree that with regards to Section 8.4(f) of the Stock Purchase Agreement:
a.	Assignor shall not be deemed to be receiving Seller Net Proceeds as a result of the Share Transfer;

b.	“Seller Net Proceeds” as defined in the Stock Purchase Agreement shall include the purchase price actually received by Assignee or any of its Affiliates with respect to the sale, transfer or exchange of the Delek Shares subsequent to the Execution Date; and

c.	Assignee agrees to transfer and assign to Assignor the Delek Shares and any Seller Net Proceeds received by Assignee or any of its Affiliates, in the event and to the extent the Delek Shares or such Seller Net Proceeds are needed by Assignor to satisfy a claim by Delek pursuant to Section 8.4(f) of the Stock Purchase Agreement.

     9. Representations and Warranties of Assignee. Assignee hereby represents and warrants to Assignor and Delek as follows:
a.	Assignee is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws.

b.	Assignee has the corporate, governmental and other legal capacity, authority and power to execute this Agreement, to deliver this Agreement and to perform its obligations under this Agreement, the Stock Purchase Agreement (to the extent assumed herein) and the Registration Rights Agreement, and has taken all necessary action to authorize the foregoing.

c.	The Delek Shares, when acquired by Assignee, will be acquired for Assignee’s own account, for investment purposes and not with a view to, or for resale in connection with, any distribution or public offering there of within the meaning of the Securities Act, or applicable state securities laws. Assignee is not a party to any Contract to Dispose of or Encumber the Delek Shares or any part thereof or interest therein.

d.	Assignee understands that (i) the Delek Shares have not been registered under the Securities Act by reason of their issuance to Assignor, and subsequent transfer to Assignee, in transactions exempt from the registration and prospectus delivery requirements of the Securities Act, and have not been qualified under any state securities laws on the grounds that the offering and sale of securities to Assignor as contemplated by the Stock Purchase Agreement, and subsequent transfer to Assignee, were exempt from registration thereunder, and (ii) Delek’s reliance on such exemptions is predicated on Assignor’s representations set forth in the Stock Purchase Agreement and Assignee’s representations set forth herein. Assignee understands that the resale of the Delek Shares may be restricted indefinitely, unless a subsequent disposition thereof is registered under the Securities Act and registered under any state securities laws or is exempt from such registration.

e.	Assignee is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Assignee is able to bear the economic risk of the acquisition of the Delek Shares pursuant to the terms of this Agreement, including a complete loss of Assignee’s investment in the Delek Shares.

f.	Assignee can bear the economic risk of its investment (including possible complete loss of such investment) for an indefinite period of time and has such knowledge and experience in financial or business matters that it is capable of evaluating, and has evaluated, the merits and risks of its acquisition of the Delek Shares.

g.	Assignee has not been organized for the purpose of acquiring the Delek Shares.

h.	Assignee is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares acquired in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares of Delek’s capital stock, the availability of certain current public information about Delek, the resale occurring not less than one (1) year after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in a transaction directly with a “market maker,” and the number of shares being sold during any three-month period not exceeding specified limitations. Assignee further understands that there is no assurance that Rule 144 or any exemption from the Securities Act will be available, or if available, that such exemption will allow Seller to dispose of any or all of the Delek Shares in the amounts or at the times Assignee might propose.

i.	Assignee is the sole record and beneficial owner of all of the issued and outstanding capital stock of Assignor.

j.	ASSIGNEE ACKNOWLEDGES THAT IT IS ACQUIRING THE DELEK SHARES IN THEIR “AS-IS, WHERE-IS” CONDITION WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND THAT IN MAKING ITS DECISION TO ENTER INTO THIS AGREEMENT AND TO CONSUMMATE THE ACQUISITION OF THE DELEK SHARES, ASSIGNEE HAS RELIED AND WILL RELY SOLELY UPON ITS OWN INDEPENDENT INVESTIGATION, VERIFICATION, ANALYSIS AND EVALUATION.

k.	Without limiting the generality of Subsection 8(j) above, ASSIGNEE ACKNOWLEDGES THAT, EXCEPT FOR THE REPRESENTATIONS MADE BY ASSIGNOR SET FORTH IN SECTION 9 BELOW, NEITHER ASSIGNOR NOR DELEK HAS MADE, AND ASSIGNOR AND DELEK MAKE NO AND DISCLAIM ANY REPRESENTATION OR WARRANTY, WHETHER EXPRESS OR IMPLIED, AND WHETHER BY COMMON LAW, STATUTE, OR OTHERWISE, REGARDING (I) THE MARKET VALUE OF THE DELEK SHARES, (II) THE QUALITY, CONDITION, OR OPERABILITY OF ANY ASSETS OWNED OR OPERATED BY DELEK OR ITS AFFILIATES, OR (III) THE FINANCIAL CONDITION, BUSINESS OR BUSINESS PROSPECTS OF DELEK OR ITS AFFILIATES.
     10. Representations and Warranties of Assignor. Assignor hereby represents and warrants to Assignee and Delek as follows:
a.	Assignor is duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws.

b.	Assignor has the corporate, governmental and other legal capacity, authority and power to execute this Agreement, to deliver this Agreement and to perform its obligations under this Agreement and the Registration Rights Agreement, and has taken all necessary action to authorize the foregoing.

c.	Assignor is the sole owner of the Registration Rights under the Registration Rights Agreement and Assignor’s right to such Registration Rights is hereby conveyed to Assignee free and clear of any liens, claims, security interests or encumbrances.

d.	The rights and duties assigned by Assignor pursuant to this Agreement are not subject to any prior sale, transfer, assignment or participation by Assignor or any agreement to assign, convey, transfer or participate, in whole or in part.

e.	No event of default has occurred and no condition has occurred which with the passage of time or otherwise could constitute an event of default under the Registration Rights Agreement.

f.	The Share Transfer is not being made with the intent of or as part of a transaction or a series of related transactions to transfer, assign, merge or exchange Assignee to or with a Person that is not an Affiliate of Assignor.
     11. Parties In Interest. This Agreement shall be binding upon and inure to the benefit of, and be binding on and enforceable against, the Parties and their respective successors and permitted assigns, whether or not so expressed. This Agreement is not assignable by any Party without the prior written consent of the other Parties, and any attempt to assign this Agreement without such consent shall be void and of no effect.
     12. Effect of Agreement. Except as set forth in this Agreement, the provisions of the Registration Rights Agreement and the Stock Purchase Agreement shall remain unchanged.
     13. Amendments; Waivers. etc. No amendment, modification or discharge of this Agreement, and no waiver under this Agreement, shall be valid or binding unless set forth in writing and duly executed by the Party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Party granting such waiver in any other respect or at any other time. The waiver by any Party of a breach of or a default under any of the provisions of this Agreement, or the exercise of any right or privilege under this Agreement, shall not be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges under this Agreement. No failure by any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof.
     14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. A facsimile transmission of a signed copy of this Agreement shall be deemed an original and shall have the same valid and binding effect thereof.
     15. Governing Law. This Agreement and the legal relations between the Parties with respect hereto shall be governed by and construed in accordance with the domestic Laws of the State of Delaware without regard or giving effect to any choice or conflict of Law provision or rule (whether of such state or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than such state.
     16. Dispute Resolution. The dispute resolution provisions in Section 10.9 of the Stock Purchase Agreement shall be applicable to this Agreement, and such provisions are incorporated herein for all purposes.
     17. Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable law, such provision will be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid. The remainder of this Agreement will not be invalidated by such applicable law and will be given effect so far as possible, provided that each Party can continue to fulfill its material obligations and enjoy its material rights and benefits hereunder.
     18. Headings. The section headings contained in this Agreement are for reference purposes only and do not affect the meaning or interpretation of this Agreement.
     19. Notice. All notices, requests, Claims, Consents, or other communications required or authorized hereunder shall be in writing and shall be deemed to have been duly given by the applicable Party if personally delivered, sent by facsimile with receipt acknowledged, sent by a recognized commercial overnight delivery service which guarantees next Business Day delivery, sent by U.S. registered or certified mail return receipt requested and postage prepaid, or otherwise actually received by the other Party at the address of the intended recipient set forth below:
If to Assignor:
TransMontaigne Inc.
1670 Broadway, Suite 3100
Denver, Colorado 80202
Attn: President
Facsimile No.: 303-626-8228
With a copy to (which copy shall not constitute notice):
TransMontaigne Inc.
1670 Broadway, Suite 3100
Denver, Colorado 80217
Attn: General Counsel
Facsimile No.: 303-626-8238
If to Assignee:
Morgan Stanley Capital Group Inc.
2000 Westchester Avenue, Floor 01
Purchase, New York 10577-2530
Attn: Javed Ahmed
Facsimile No.: 212-507-4484
With a copy to (which copy shall not constitute notice):
Morgan Stanley Capital Group Inc.
2000 Westchester Avenue, Floor 01
Purchase, New York 10577-2530
Attn: Herbert Thornhill
Facsimile No.: 914-750-0311
If to Delek:
Delek US Holdings, Inc.
7102 Commerce Way
Brentwood, TN 37027
Attn: General Counsel
Facsimile No.: 615-435-1271
With a copy to (which copy shall not constitute notice):
Fulbright & Jaworski L.L.P.
1301 McKinney, Suite 5100
Houston, TX 77010
Attn: Daniel L. mark
Facsimile: 713-651-5246

All such notices and communications shall be deemed to have been received: if personally delivered, at the time delivered by hand; if so mailed, three (3) Business Days after being deposited in the mail; if faxed, upon confirmation of receipt if the confirmation is between 9:00 a.m. and 5:00 p.m. local time of the recipient on a Business Day, otherwise on the first Business Day following confirmation of receipt, and, if sent by overnight air courier, on the next Business Day after timely delivery to the courier.
Any Party may change the address to which notices, requests, Claims, Consents and other communications hereunder are to be delivered by giving the other Parties prior written notice thereof in the manner herein set forth in this Section 19.
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     IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized representative as of the Execution Date.

ASSIGNOR:
TRANSMONTAIGNE INC.

By:	/s/ Erik B. Carlson

Name: Title:	Erik B. Carlson Senior Vice President

ASSIGNEE:
MORGAN STANLEY CAPITAL GROUP INC.

By:	/s/ Robert P. Kinney

Name: Title:	Robert P. Kinney Vice President

DELEK:
DELEK US HOLDINGS, INC.

By:	/s/ Lynwood E. Gregory, III

Name:	Lynwood E. Gregory, III
Title:	Sr. V.P.

By:	/s/ Kent B. Thomas

Name:	Kent Thomas
Title:	General Counsel and Secretary